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                                                                    EXHIBIT 10.3

                                                                    CONFIDENTIAL

                                                        |__| Kelly's Copy
                                                        |__| Company's Copy

                               THIRD AMENDMENT TO

                              EMPLOYMENT AGREEMENT

To VINCENT D. KELLY:

By signing below, you agree to an amendment (the "Amendment") to your Employment Agreement with Metrocall, Inc. (the "Company") dated as of May 15, 1996 (the "Employment Agreement") as amended January 1, 1997 and 1998. The Third Amendment is effective as of January 1, 1999.

         New language in the Employment Agreement is shown **double underlined**, deleted language is shown in [strikeout], and language that is unchanged is indicated by plain text or an ellipsis (...); provided, however, that the deleted language, double underlining, and ellipses are for convenience only and are not part of the Employment Agreement as amended:

        Section 4, as amended, reads:

        4.     Salary, Bonus, and Expenses.

               (a) In consideration for the Executive's services, the Company shall pay to the Executive an annual base salary (the "Base Salary") from January 1, [1998] **1999** equal to **Three Hundred Seventy-Five** [Three Hundred Twenty-Five]
                      Thousand Dollars ($**375,000** [325,000]). . . .

               (b)    . . .

               (e) Executive will be eligible for a fifty percent (50%) of Base Salary target bonus for [1998] **1999, plus an additional One Hundred Sixty-Two Thousand Dollars ($162,000) performance bonus for 1998**.

        The Employment Agreement, except as amended and modified above, remains in effect.

                                                          METROCALL, INC.

Date:          July 19, 1999                By:      /s/  Richard M. Johnston
       --------------------------                ------------------------------
                                                          Richard M. Johnston
                                                          Chairman

Date:      July 15, 1999                             /s/  Vincent D. Kelly
      ---------------------------                  -----------------------------
                                                          Vincent D. Kelly




For Edgar Purposes the "Strike Out" language is represented by brackets [ ] and the "Double Underlined" language is represented by asterisks**